SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                JANUARY 15, 2000
                              --------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                 2DOBIZ.COM, INC.
                               --------------------
           (Exact Name of Registrant as Specified in its Charter)

          NEVADA                     0-27983                77-0448262
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


       122-1020 Mainland Street, Vancouver, British Columbia Canada. V6B 2T4
     -------------------------------------------------------------------------
                     (Address of principal executive offices)

                                   (604)602-2378
                                 -----------------
                        (Registrant's telephone number)

                              INTERLOCK SERVICES, INC.
                               9160 EAST DEER TRAIL
                               TUCSON, ARIZONA 85710
                            ---------------------------
                          (Former name and former address)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") INTERLOCK SERVICES, INC, a Nevada corporation ("Acquisition"), INTERNET INTERNATIONAL COMMUNICATIONS, LTD., a Nevada corporation ("Client") and the persons listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding common stock of Client.

The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on January 15, 2000. The Agreement was adopted by the unanimous consent of the Board of Directors of Client on January 15, 2000 and approved by the unanimous consent of the Shareholders on January 15, 2000.

Prior to the Agreement, the Registrant had 3,500,000 shares of common stock outstanding. Pursuant to the Agreement, the Registrant exchanged 7,500,000 shares of its common stock for 7,086,903 shares of common stock of Client at an exchange ratio of 1.058 to 1.0. After the effect of the Agreement, the Registrant had a total of 11,000,000 shares of its common stock outstanding.

The sole source of consideration used by the Shareholders to acquire their respective interest in the Registrant was the exchange of their common stock for the common stock of the Acquisition. The Agreement was structured to provide the Shareholders with a capital gain deferral under applicable Nevada tax laws, rules and regulations.

Copies of the Agreement are filed as exhibits to this form 8-K and are incorporated in their entirety herein. The description of the exhibits contained in this report is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who have the right to vote or direct the vote or beneficially own more than 5% of the Registrant's common stock or rights to acquire common stock:


                                                                Percent Of
                                     Amount of Common          Common Stock
                                    Stock Beneficially      Beneficially Owned
                                    Owned or Right to          Or Right to
Name                                 Direct vote              Direct Vote (1)
-----------------                   -----------------       ------------------
David Roth, PhD                         4,412,300                 40.1%
c/o 2dobiz.com, Inc.
122-1020 Mainland Street
Vancouver British Columbia
Canada V6B 2T4 (2)

Aurora-1, Ltd. LLC                      4,412,300                 40.1%
P.O. Box 22815
Santa Barbara, California
93121 (2)

Adam Ezer                                       0                  0.0%
c/o 2dobiz.com, Inc.
122-1020 Mainland Street
Vancouver British Columbia
Canada V6B 2T4

Jay Joe                                         0                  0.0%
c/o 2dobiz.com, Inc.
122-1020 Mainland Street
Vancouver British Columbia
Canada V6B 2T4

(1)  Based upon 11,000,000 outstanding shares of common stock.
(2) Indirectly owned by Dr. David Roth, the Company's Chief Executive Officer. Dr. Roth has voting rights over the shares held by Aurora-1, Ltd. LLC.

COMMON STOCK

The Purchaser has authorized 100,000,000 shares of Common Stock of which 11,000,000 have been issued pro rata to the Shareholders. The Shares are entitled to receive notice of or to attend any meeting of the shareholders of the Acquisition and to vote on any matters before the shareholders of the Acquisition.

REGISTRATION OF REGISTRANT SHARES

The Registrant has agreed to register for sale in the United States secondary market 7,500,000 of the Registrant's Shares issued to Shareholders. The Registrant Intends to register such shares by filing with the United States Securities and Exchange Commission, as soon as possible, a registration statement on Form S-4 pursuant to the Securities Act of 1933. The timing of the sales of the registered shares and the prices at which such shares are sold into the public market (if such market develops, of which there can be no assurance), will be determined, respectively, by the holders of the registered shares and by market conditions at the time of such sales. None of the proceeds of such sales will belong to the Registrant or be applied for its benefit.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

BUSINESS

Internet International Communications Ltd. (2DOBIZ.COM) was formed in 1996 by Mr. David F. Roth Ph.D. Dr. Roth believes that small to medium enterprises
(SME) generally do not have the financial resources to emulate the large global businesses. Growth is usually restricted by the lack of information to and about the global market place and inability to access worldwide distribution channels. On the other hand, he also saw the trend of SME's moving towards global sourcing, shopping the world for the best deal. Therefore, 2DOBIZ.COM created 2dobiz.com in 1998.

2DOBIZ.COM began operations in 1996 with an agreement to provide business content for an Internet network in China. The corporate database was launched and 2DOBIZ.COM's public company was incorporated in Nevada, USA in the same year. In 1997, the company developed its first website, www.inincom.com, and established strategic alliances with marketing partners in China, Taiwan, Philippines, Japan, Hong Kong, Mexico, U.S.A. and Canada. Since then, 2DOBIZ.COM has successfully gained cooperation at various governmental levels in the Philippines, Taiwan, China, Japan, Mexico, and Vietnam for the promotion of export business opportunities via 2DOBIZ.COM to local companies.

2DOBIZ.COM's main office is located in Vancouver, British Columbia with branch offices in Los Angeles, Taipei, Hong Kong and Beijing.

COMPANY BACKGROUND

GENERAL

PRODUCTS & SERVICES - OVERVIEW

2DOBIZ.COM is a one-stop business support center which provides real-time information, reliable trade support, and effective business tools to help businesses expand their sales internationally and strengthen their position in the global marketplace. In order to achieve this goal, 2dobiz.com offers a wide range of services (commerce), resources (content), connections (community) and convenience those businesses require through the web-site.

Commerce-2DOBIZ.COM offers e-commerce tools, which help members, expand their business internationally in a cost-effective manner. Members have access to comprehensive international trade and corporate finance services.

International trade services include buyer/seller search using 2DOBIZ.COM's proprietary database, business auction, free advertisements and more. With the powerful buyer/seller search engine, users can find out names and background information on suppliers, retailers, distributors, etc in the countries and industries that they are interested in.

Content-Companies have numerous needs and concerns when exploring a foreign market. 2dobiz.com provide Trade Tools and up-to-date business information to address members' needs and concerns.

Trade Tools is a kit that contains international trade statistics, information on tariffs and duties, and links to government and international trade organization sites to help users learn about foreign markets.

2dobiz.com's business information section contains useful material that help SMEs make informed decisions. It offers a wide range of company, industry and country reports as well as supplier and corporate credit reports. Furthermore, users can access all major newspapers worldwide to stay on top of the latest business issues and keep track of stock quotes from markets around the world.

Community-2dobiz.com is the site that brings businesses together. The Communications Centre in the site provides tools, including bulletin boards, chat rooms and e-mail, to enable buyers and sellers to communicate and exchange ideas.

Convenience-To make it truly a one-stop business support centre, 2dobiz.com takes care of many other needs of a business. Services offered include business travel bookings, on-line banking, on-line stock trading, and gift catalogues.

PRODUCTS & SERVICES - DETAIL

2DOBIZ.COM conducted a survey of 200 SMEs that are engaged in international trade business in order to ensure a thorough understanding of the needs and expectations of the target market. The following are the survey findings:

Problems-SMEs encounter in international trade:

-Finding foreign business partners and/or buyers
-Finding a cost effective way of increasing company profile
-Lack of capital to expand
-Lack of information on the target market
-Lack of industry information
-Handling the tedious and confusing paper work.

Qualities of an ideal web-site:

-Contents are informative and well organized
-Search engine is fast and contains concise and relevant information -Service charge is low
-All functions are user-friendly
-Web-site contains a comprehensive set of business related services -Web-site offers an attractive membership program.

2DOBIZ.COM is a one-stop business support center. It effectively addresses the problems that SMEs encounter in a manner that meets SMEs expectations for an ideal website by creating a vertical community. Products and services are first organized by geographic regions and then by industries so that the relevance of information accessed by users can be enhanced. Information on countries, other than the wide range of Asian and European countries covered, can be found under the "International" category. And within each geographical region, a separate segment is created for information that does not fit in to any specific industries.

Commerce-One of 2DOBIZ.COM's most important assets is its corporate database. What makes this database unique is the way information is integrated. Information on each company is completely integrated regardless of where in the site information is displayed. For instance, after viewing some Free Ads of a company, users may click on the company name to connect to the Company Information page where they can be linked to that company's product catalog. Users can then go back to the Company Information page to jump to the company's web-site and arrange for placing an order. In other words, all information on each company is easily accessible throughout the web-site.

2DOBIZ.COM is superior to other web-sites in that it does not only provide basic contact information on a company but also useful facts such as:

the type of business the company is in (i.e. manufacturing, distributing, etc.) its primary region of operation six digit SIC code industry classification a list of products that the company is interested in buying and/or selling the number of years the company has been in operations the number of employees in the company annual sales figure of the company a general company description

The following is a list of specific services or functions that are available:

BUYER/SELLER SEARCH

With the buyer/seller search engine, 2dobiz.com acts as a "trading hub" which links buyers and sellers from around the world. This powerful tool allows users to perform searches by key word, country, type of business and industry. Search results are categorized into three sections, namely Free Ads, Product Catalogs, and Company Listings. Users can chose from the section that they are the most interested in.

Business Auction-The Business Auction section provides on-line offering and bidding services. Using one of the best commercial programs currently available, Opensite Auction Merchant Edition version 4.0CD (also used by AOL), Business Auction allows offerers to set a reserve price and minimum quantities per bid. Furthermore, it allows the bidders to set a maximum price on their bids. The Business Auction section provides an ideal channel for companies to liquidate excess inventory.

BARGAIN BAZAAR

The fixed-price store section is a venue where companies can post their products for sale on a continuous basis. This section is designed for companies that adopt the high-volume-low-margin strategy. Prices offered by sellers of the same item are displayed together with the lowest price listed on the top of the list. Sellers can monitor the prices on the list and determine whether to beat a competitor's price in order to gain the top-of-the-list position. This system creates a win-win situation in which buyers can always get the best deals available without the hassle of shopping around and sellers can benefit from economies of scale with the purchasing power of the global market.

Free Advertisements-The Free Ads section at 2dobiz.com provides businesses global exposure at absolutely no cost. At the time of registration, all new members can place a 10-line advertisement plus a full-page product listing along with a color photo on the online catalogue free of charge.

The Free Ads section will become a powerful tool as it develops into a comprehensive database storing not only information on company contact and profile, but also the products that each company is interested in buying or selling. In addition, detailed information such as specifications, delivery, terms, lead-time, and warranty for each product that a company chooses to list on the online catalogue will all be stored in the database. The Free Ads database has powerful sorting techniques, which allow users to sort ads in the order of their specific interests.

The Free Ads section is a self-sufficient part of the site. It requires very minimal maintenance as all information entry or updates are done by advertisers directly via user-friendly forms. The forms will transform information into well-designed on-line product catalogues.

While other websites cater their ad posting sections to sellers and search listing sections to buyers, 2dobiz.com allows both buyers and sellers to post advertisements. This strategy significantly improves the usefulness of the section.

PRODUCT CATALOGS

The Product Catalogs section at 2dobiz.com is the ideal place for small to medium size businesses that do not yet have Internet presence to display their product brochures. It is a simple and cost effective way to gain global exposure.

VENTURE CAPITALIST SEARCH

Venture Capitalist Search is the ideal place to search for sources of financing. 2dobiz.com are developing a database of many of the most reputable venture capitalists in North America, Asia and Europe. Detailed information on each venture capitalist, including expertise of industry, interest of project size, region of investment, and current portfolio holding can all be found. Companies needs will be matched with the right venture capitalists by simply entering the nature of the industry and project, the region, and the investment size.

Furthermore, this section provides a bulletin board for various companies that need financing to post details of their projects. This is an effective means of publicly announcing the companies' initiatives and gaining attention from venture capitalists worldwide.

Due to the significant potential benefits that it can bring to both members and 2dobiz.com, the Venture Capitalist Search is expected to be one of the most valuable assets of 2DOBIZ.COM.

Content-2dobiz.com offers Trade Tools that are helpful in the day-to-day operation of businesses that are entering into the area of international commerce. These tools provide solutions to different needs such as banking, financial arrangements, credit checking, freight forwarding and insurance. Users can also find useful information on topics such as tariffs and duties or trade statistics through links to government agencies, international trade organizations, management consulting firms and trade publication sites. 2dobiz.com is considering establishing affiliation or partnership programs in the areas of management consulting, international insurance and freight forwarding.

In the web-site, members can access a comprehensive source of information from companies such as Dun & Bradstreet and Brainwave. With links to databases of over 17 million companies worldwide, 2dobiz.com is the connection to some of the world's most powerful business information sources for:
> Private and public company profiles
> Corporate financial and credit information and reports
> Industry research reports on areas such as energy, environment, computer science, engineering, biotechnology, biology, aerospace, and materials science
> International patents, copyright and trademark inquiries
> Industry newsletters

Furthermore, 2dobiz.com has worldwide news links to over 250 international news services, newspapers, magazines and journals. Users can gain access to a wide variety of on-line dailies and weekly English and local language newspapers and journals from around the world so that they can stay on top of the latest business issues all the time.

2dobiz.com also provides links to world market stock quotes.

Community-2dobiz.com is the site that brings businesses together. Our goal is to form industrial-specific and regional-specific communities. Within each community are the most up-to-day information related to that particular industry. Users can find 2dobiz editorial reviews & opinions that are prepared in-house, daily news, as well as book and magazine offerings. Users can also exchange their views and ideas on hot topics via our bulletin board or even get into debates and discussions in live chat rooms.

The 2dobiz.com community also offers SMEs a powerful venue to gain efficiencies in their businesses. Users can reply to product postings (buying or selling), arrange a follow-up conference (through the site's telephony features) and arrange for translation services - all without leaving the 2dobiz.com site.

Convenience-To make it truly a one-stop business support center, 2dobiz.com offers a wide range of other business-related services. Users can find the following services:

ON-LINE BANKING

On-line banking allows businesses to manage and transfer their funds via the Internet.

WEB DESIGN

2dobiz.com provides multimedia support for companies that desire to significantly enhance their image in the world of e-commerce. Our team of professionals can provide assistance on graphics, sound, video, animation, special photography, and illustrations.

Travel centre-2dobiz.com is planning to be a leading provider of international travel options worldwide and is intending to achieve this by introducing multi-language access. Travel Centre provides a comprehensive set of business and leisure travel services: 24 hour automated reservation services for air tickets, hotels, car rentals, and tours. Our affiliation with Apollo/Galileo and Giants enables us to be responsive to businesses' travel needs reservation services for meeting and conference venues search engine for finding worldwide conventions and meeting locations information on local restaurant, theater, sport activities, customs, currency conversion, weather, calendars, emergency medical assistance, and much more.

Education-In today's business world, corporations are encouraging staff and management to continuously broaden their language skills and business knowledge. Therefore, 2dobiz.com provides interactive English as a Second Language (ESL) and various other business courses via the Internet so that students can learn in any days of the week and at any time of the day.

Finance Options and Applications-2dobiz.com provides valuable information on different financing options available. 2dobiz.com's legal partner is also available to provide professional advice and assistance on incorporation or going public.

Investment-Through the 2dobiz.com's Investment Centre, users can have access to the world's leading investment counselors, private bankers, and investment research tools. 2dobiz.com's network of affiliated investment firms provide users access to direct share / option / mutual fund trading, account positions, professional money management services, financial planning services as well as information on global exchanges.

Special Biz Services-To assist companies grow in the global marketplace, 2dobiz.com provides international consulting and job placement services as well as popular business system software.

Freight forwarding-Through strategic partnership with global logistics companies, 2dobiz.com provides freight forwarding services including real-time quotations and shipment booking.

Smart Forms-2dobiz.com has a bank of various customs forms required by countries from around the world. All duty and tax calculations are done automatically once detailed information on shipment is inputted. To further assist the users, 2dobiz.com also provides standard business forms and letters such as RFQ's, RFI's, PO's, invoices, packing slips and more.

Other Trade Tools-Besides services mentioned above, users will also find at 2dobiz.com information such as world time, currency conversation, trade statistics, global language translation as well as linkages to government organizations, trade and business associations.

Executive Catalogue-The Executive Catalogue offers convenience for busy executives. They can search for products and services, pay by debit, credit card or wire transfer, and arrange for delivery - all with a click of the mouse. They can choose from a wide variety of high-quality, unique items such as electronic products, wine, flowers, chocolates, golf and other sports equipment, special event tickets, books and magazines.

Things of Interest-Other than business-related products and services, 2dobiz.com also offers things that might be of interest to users at their leisure time. Users can gain access to a variety of art, music, and museum sites. 2dobiz.com also offers interactive computer games, health and medical reports. Etc.

INDUSTRY OUTLOOK

The real growth in the Internet is projected to take place in the locally, is now looking to expand sales to the U.S.

Exploring Mission - SMEs that perceive that their domestic markets to be saturated and are therefore looking for opportunities in the international market. This is the situation faced by coffee bean growers in Columbia, a country known for its high quality coffee beans. In order to avoid the intense competition in the domestic market, many coffee bean growers are exploring into the possibilities of selling their products in the international market.

Emphasizing Mission - SMEs that manufacture products for export markets. For example, many SMEs in China produce riding equipment for sale to countries such as the U.S., Canada, U.K. and Austria as the use of riding equipment is not common in China.



Segment Profile                    Expansion Mission     Exploring Mission     Emphasizing Mission

Percentage of Participants                60%                   25%                     15%
Business Attitude                    Aggressive to        Conservative to         Conservative
                                      Adventurous           Aggressive
Online Computer Skill Level              High                  High               Low to Medium
Information Seeking Level                High                  High                   Medium
Internet Usage                           High                  High               Low to Medium
Excess Capital                          Medium             Low to Medium               Low
Potential of Seeking VC                  High                  High                    High
Interest in Business News                High                  High                    High
Subscription to Business
  Magazines                              Yes                   Yes                     Yes
Out-source Advertising                    No                    No                      No
Attend Trade-show                        Yes                   Yes                     Yes
Membership with Business
  Association                            Yes                   Yes                      No
Experience in Dealing with
  Government Trade Ministries            Yes                   Yes                      No


Initially, 2dobiz.com is planning to focus on SMEs located in Asia and Europe providing products and services related to the electronic commerce and information, telecommunications, electronics, health and pharmaceuticals, food and agriculture, industrial supplies and textile industries.

COMPETITION

At present, most business-to-business e-commerce sites are narrowly focused in specific areas. As apparent from the table presented below, none of the sites offers a package of products and services that is as comprehensive as the one found in 2dobiz.com.


                                 Buyer/Seller    Venture     Product   Industry
Site                   Auction       Search     Capitalist   Catalog    Reports
Other
econgo.com                                                      x                   x
asiansource.com                        x                        x          x        x
vstore.com                                           x          x
e-worldtrade.com                       x                        x
verticalnet.com           x            x                        x          x        x
exporthotline.com                                                          x
digilead.com                           x
tradeout.com              x            x                        x
efrenzy.com                            x
tradeport.org                          x             x                              x
activeassets.com          x            x
fairmarket.com            x
b2b-auction.com           x            x                        x
auctionanything.com       x            x                        x
intermodalex.com          x            x                        x
vaconline.com                                        x                              x
cfol.com                                             x          x                   x
universal business
  solutions                                          x          x                   x


The highlighted competitors are discussed in more detail below as they have business models and/or offerings that most closely compete with 2dobiz.com.

asiansource.com

asiansource.com claims to be the world's leading provider of information on products and suppliers and is a part of GLOBAL source. Information such as company profile, contact name and address, product offerings and product description are organized by industries. Industries covered include apparel, chemical, telecommunications, electronics and more. Users can also perform searches by product or company name.

2dobiz.com also allows for the search of company and product information by industry. Additionally, 2dobiz.com also allows users to specify whether they are interested in the information on a manufacturer, wholesaler, or retailer, etc. Additional search criteria allow a more refined search and improves the relevance of the search results.

verticalnet.com

verticalnet.com positions itself as a creator and operator of vertical trade communities. It focuses on industries such as advanced technologies, communication, food and packaging, and health care. This web-site features search, communication and business auction functions. Its database contains detailed company profiles and product catalogues. It allows individuals and companies with similar professional interests from around the world to exchange ideas and carry out e-commerce transactions.

Besides providing the commerce, content and community that verticalnet.com offers, 2dobiz.com also provides convenience to users. 2dobiz.com is a one-stop business support center which also offers assistance on credit checks, insurance, freight forwarding, and more, all of which are services that businesses would need when entering into e-commerce transactions.

tradeport.org

tradeport.org positions itself as a business support center. It offers a search engine; information on buyers and trade leads, as well as other support services (such as freight forwarding).

In comparison to tradeport.org's database of approximately 55,000 Nevada companies, 2dobiz.com's database covering companies from around the world is much more comprehensive. Unlike 2dobiz.com, which operates its proprietary venture capitalist database, tradeport.org only offers links to other related sites.

COMPETITIVE ADVANTAGE

2dobiz.com enjoys the first-mover advantage of being the first Internet site to provide comprehensive business services on a global basis.

2dobiz.com possesses one of the world's largest databases containing powerful information that can help businesses make decisions in an efficient and cost effective manner.

2dobiz.com will outperform other business-to-business e-commerce sites that narrowly focus on individual service areas by thoughtfully packaging a wide variety of products and services that a SME needs to expand internationally. The site's business solution packages, including search engines, financing, credit check, insurance, freight forwarding services and much more exceed other existing business-to-business e-commerce site offerings.

2dobiz.com also differentiate from competitors by creating a 2dobiz.com community. Acting as a hub for businesses in different countries or industries, we encourage our customers to interact with, learn from, and expose business opportunities to each other via our bulletin boards and chat rooms. Therefore, our customers will not only find the trade leads and useful information from 2dobiz.com but also learn from local business people as well as experts in different industries and countries. 2dobiz.com is superior to other portal sites in that its databases are focused on the supplier, manufacturer, and distributor level of the value chain and companies within the database are carefully categorized to allow for the most efficient search.

PROPERTY

The Company has 11 employees, 8 full-time and 3 part-time, of whom three employees are employed in administrative and marketing functions and an additional 8 employees work in the technology area. The Company believes it has an excellent relationship with its employees. None of its employees are represented by a collective bargaining agreement.

The Company is currently interviewing various candidates for the position of Chief Financial Officer and Treasurer of the Company. The Company is also pursuing the opening of a corporate presence within Southern California with an office that would house the administrative and executive functions of the business. The Company currently is in discussions with commercial property owners in both San Diego and Los Angeles.

The Company currently leases approximately 2,000 square feet of office under the terms of a three-year lease (the "Lease") with one three-year renewal option. Under the terms of the Lease the Company pays $2,100 in monthly rent and common area operating expenses.

The Company's Web site is http://www.2dobiz.com.

MANAGEMENT

MANAGEMENT

Name                             Age          Title
--------------------             ---          --------------------------
David Roth, Ph.D.                 60          Chairman of the Board,
                                              Chief Executive Officer

Jay Joe                           39          President, Chief Operating
                                              Officer

Adam Ezer                         28          Director

The persons identified above may be deemed a "promoter" of the Company, as that term is defined in the rules and regulations promulgated under the Securities and Exchange Act of 1933.

Mr. David F. Roth Ph.D., age 42 is the founder and CEO of 2dobiz.com. Dr. Roth has a wide range of international and domestic experience in both academia and in business. He has traveled extensively and has served as a private consultant on trade matters through Internet International Trade. Dr. Roth has a Bachelor of Arts degree in Business, a Master's Degree in International Relations, and a Ph.D. in Political Science. He has completed postdoctoral work at the University of California (Berkeley), and Ohio State University. He has instructed at the university level for more than twenty years at the University of California, University of Wisconsin, Ohio State, Purdue, and the University of British Columbia. In addition, Dr. Roth founded English Bay Sportswear, which exported its products around the world.

Mr. Jay H. Joe age 39 is responsible for the development and operation of the International Trade Centre. He has over 7 years of international trade experience in a broad range of industries, spanning from petrochemical to various industrial product markets. Mr. Joe has most recently worked in the intensely competitive polymer resin markets developing North American business operations for some of the largest petrochemical companies in the world, such as the Kumho Group and Daelim Corporation. In addition to his international trade business experience, he has extensive Internet knowledge and has managed the strategic planning, design and development of the current 2dobiz.com site. Mr. Joe received his Bachelor of Arts degree in Science-Chemical Engineering from the University of British Columbia.

Mr. Adam Ezer age 28 joined the Company as a Director recently. Mr. Ezer is a Licensed Investment Associate with Nesbitt Burns Private Banking located in Vancouver. Mr. Ezer has over 6 years experience in the investment banking industry and financial trade industry. Mr. Ezer has worked extensively with the Company in developing its Investment Centre and Financial Centre. Mr. Ezer received his Bachelor of Arts degree in Economics from the University of British Columbia.

RISK FACTORS ASSOCIATED WITH THE BUSINESS:

LACK OF SIGNIFICANT OPERATING HISTORY. The Company is a newly formed enterprise and has only a limited operating history upon which investors may evaluate its performance. The likelihood of the success of the Company must be considered in light of the expenses, complications, and delays frequently encountered in connection with the establishment and expansion of new businesses and the competitive environment in which the Company will operate. There can be no assurance that future revenues from sales of the Company's products and services will occur or be significant enough or that the Company will be able to sell its products and services at a profit. Future revenues and profits, if any, will depend on various factors, including, but not limited to both initial and continued market acceptance of the Company's products and services and the successful implementation of its planned growth strategies. The Company's ability to achieve and maintain profitability is dependent on the ability of its services to generate sufficient operating cash flow to fund future growth. There can be no assurance that the Company's results of operations will be profitable or that its business strategy will be successful. (See "Business.")

MATTER OF REORGANIZATION WITH INTERLOCK SERVICES, INC. The Company seeks to effect a merger and reorganization (the "Reorganization") whereby the Company plans to enter into an Agreement and Plan of Reorganization (the 'Agreement") with INTERLOCK SERVICES, INC, a Nevada corporation (the 'New Company"). Under the terms of the Agreement and subject to the approval of the holders of the Company's Common stock, each of the Company's outstanding shares of Common Stock will be exchanged for one share of the New Company's Common Stock (par value $0.001) (the "Shares"). As a result and subject to the approval of the holders of the Company's Common stock the Company will become a subsidiary of the New Company and the holders of the Company's Common Stock will exchange their Shares for New Shares. And a total of 11,000,000 Shares of the New Company will be issued and outstanding with 7,500,000 or 68.18% of the New Company's Shares will be held by the holders of the Company's Common stock.

CONTROL BY MANAGEMENT. Upon consummation of the Reorganization with the New Company and before an additional issuance of the New Company's Shares, the New Company will have 11,000,000 Shares outstanding of which 4,412,000 Shares will be held indirectly by the Company's and Chief Executive Officer, David Roth, Phd who will assume similar responsibilities and serve as Chairman of the Board of the New Company. As a result, Dr. Roth will own 40.1% of the New Company's Shares and thereby effectively control the New Company.

POTENTIAL DILUTION. Upon consummation of the Reorganization, the Company, through the New Company, anticipates that it will need to raise $500,000 in capital on a private placement basis and should the Company succeed in those efforts, the Company will need to raise a substantial amount of additional capital. Since the New Company has not received any commitment with respect to these funds, there can be assurance that the New Company will not incur substantial and on-going dilution.


LACK OF INDEPENDENT EVALUATION OF BUSINESS STRATEGY & TERMS OF REORGANIZATION The Company's current management has not received any independent third party evaluation of the Company's business plan or any evaluation of terms of the Company's reorganization (the "Reorganization") with INTERLOCK SERVICES, INC, a Nevada (the "New Company"). While the Company believes that the Company's business plan is sound and that the Reorganization with the New Company is an effective and appropriate strategy, the Company has not received any independent advice on these matters and there can be no assurance that the Company's efforts will prove successful. (See "Business.")

LACK OF DIVIDENDS. The New Company has not paid any cash dividends on its common stock and it does not anticipate paying any dividends on its common stock at any time in the future. Any profits that the New Company may earn, if any, will likely be reinvested into the New Company. (See "Business.")

LIMITED MARKET FOR COMMON STOCK. There can be no assurance that a meaningful trading market for the Company's Common Stock will be established, or, if established that it can be maintained for any significant period.

POSSIBLE RULE 144 STOCK SALES. Upon consummation of the Reorganization with the New Company, the New Company is expected to have a substantial amount of shares of the Company's outstanding Common Stock as "restricted securities" which may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933 or other applicable exemptions from registration. Rule 144 provides that a person holding restricted securities for a period of two years may thereafter sell in brokerage transactions, an amount not exceeding in any three month period the greater of either (i) 1% of the Company's outstanding Common Stock, or (ii) the average weekly trading volume during a period of four calendar weeks immediately preceding any sale. Persons who are not affiliated with the Company and who have held their restricted securities for at least three years are not subject to the volume limitation. Possible or actual sales of the Company's Common Stock by present shareholders under Rule 144 may have a depressive effect on the price of the Company's Common Stock if any liquid trading market develops.

RISKS OF LOW PRICED STOCKS. The New Company's Shares have traded in limited quantities and there can be no assurance that any significant trading market will ever develop. Consequently, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the New Company's securities. In the absence of a security being quoted on NASDAQ, or the New Company having $2,000,000 in net tangible assets, trading in the New Company's Shares is covered by Rule 3a5l-l promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities.

Under such rules, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per Share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock.

The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules. In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving a penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and, if the broker/dealer is the sole market maker, the broker/dealer must disclose this fact and its control over the market.

Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less than $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increase in NASDAQ's maintenance requirements. The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

ABILITY TO IMPLEMENT AND MANAGE GROWTH STRATEGY. Although the Company expects to experience significant growth in a relatively short period of time and operations are expected to grow rapidly, the Company's revenues may not continue to grow at the same rate. Implementation of the Company's growth strategy may impose a significant strain on the New Company's management, operating systems, and financial resources. Failure by the Company to manage growth, or unexpected difficulties encountered during growth, could have a material adverse impact on the New Company's results of operations or financial condition. The New Company's ability to operate profitable service and product lines will depend upon a number of factors, including: (i) generating sufficient funds from existing operations or obtaining third-party financing or additional capital to develop new product lines, (ii) the Company's executive management team and its financial and accounting controls and (iii) staffing, training and retaining skilled management personnel. Certain of these factors are beyond the Company's control and may be affected by the economy or actions taken by competing companies. Moreover, the number of potential products that meet the Company's product focus and other criteria for developing new products or services are believed to be limited. There can be no assurance that the Company will be able to execute and manage its growth strategy effectively or at all.

COMPETITIVE MARKET FOR PERSONNEL. The New Company's future success also depends largely on its ability to attract, hire, train and retain highly qualified personnel to provide the New Company's products and services. Competition for such personnel is intense. There can be no assurance that the Company will be successful in attracting and retaining the technical personnel it requires to conduct and expand its operations successfully and to differentiate itself from its competition. The New Company's results of operations and growth prospects could be materially adversely affected if the Company were unable to attract, hire, train and retain such qualified technical personnel.

FACTORS AFFECTING OPERATING RESULTS; POTENTIAL FLUCTUATIONS IN QUARTERLY RESULTS. The Company's (including the New Company's) future quarterly operating results may vary and reduced levels of earnings or losses could be experienced in one or more quarters. Fluctuations in the Company's quarterly operating results could result from a variety of factors, including changes in the levels of revenues derived from significant projects changes in the mix of services, the timing of new services by the Company or its competitors, new office openings by the Company, changes in pricing policies by the Company or its competitors, market acceptance of new and enhanced products offered by the Company or its competitors, changes in operating expenses, availability of qualified technical personnel, the effect of potential acquisitions and industry and general economic factors. The Company has limited or no control over many of these factors. The Company's expense levels are based, in part, on its expectations as to future revenues. If revenue levels are below expectations, operating results are likely to be adversely affected. (See "Business.")

ACQUISITION RISK. As part of its growth strategy, the New Company intends to evaluate the acquisition of complementary organizations in attractive geographic or markets or with desirable client relationships. The success of this strategy will depend not only upon the Company's ability to locate and acquire such businesses on a cost-effective basis but also upon its ability to integrate acquired operations into its organization effectively, to retain and motivate key personnel and to retain customers of acquired businesses. Although the New Company will periodically consider possible acquisitions, no specific acquisitions are currently being negotiated or planned. In addition, although the New Company will conduct due diligence reviews of potential acquisition candidates, there can be no assurance that the New Company can identify all material liabilities or risks related to potential acquisition candidates. There can be no assurance that the New Company will be able to acquire any businesses, retain the technical and other key personnel of an acquired business or integrate any acquired business successfully, that financing for any acquisition, if necessary, will be available on acceptable terms, if at all, or that the New Company will be able to accomplish its strategic objectives in connection with any acquisition.

RISKS ASSOCIATED WITH RAPID TECHNOLOGICAL CHANGE. The market for the New Company's is characterized by rapidly changing technology and frequent new product introductions. The development and commercialization of new technologies and the introduction of new products can render existing products and technologies obsolete or unmarketable. The New Company's success will depend on its ability to attract and retain highly capable technical personnel, to enhance existing products and to package newly developed and introduced service offerings of its own with products from vendors, on a timely and cost-effective basis, that keep pace with technological developments and address increasingly sophisticated client requirements. There can be no assurance that the New Company will be successful in identifying and marketing service enhancements or supporting new products and services introduced by vendors that respond to technological change. In addition, the New Company may experience contractual or technical difficulties that could delay or prevent its successfully deploying newly developed and introduced products.

Although the New Company intends to arrange suitable backup plans, there can be no assurance that the occurrence of any of these events would not have a material adverse effect on the Company's business and the results of its operations.

DEPENDENCE ON INDUSTRY ALLIANCES AND RELATIONSHIPS. The Company's success (and that of the New Company's if the Reorganization is approved) depends in part upon its alliances and relationships with leading vendors. Any adverse change in these relationships could have a materially adverse effect on the Company's results of operations and financial condition while it seeks to establish alternative relationships. Also, the Company will likely need to establish additional alliances and relationships in order to keep pace with evolutions in technology and enhance its service offerings, and there can be no assurance such additional alliances will be established.

LIMITED PROTECTION OF INTELLECTUAL PROPERTY RIGHTS; RISKS OF INFRINGEMENT. The Company relies primarily on a combination of trade secrets, confidentiality procedures and contractual provisions to protect its intellectual property rights, which afford only limited protection. Despite the Company's efforts to protect its proprietary rights, unauthorized parties may attempt to obtain and use information that the Company regards as proprietary, and there can be no assurance that the Company's means of protecting its proprietary rights will be adequate.

NEED FOR ADDITIONAL CAPITAL & LACK OF UNDERWRITER. Even if all of the holders of the Company's Common stock were to affirm their prior investment, the Company anticipates it will need to raise additional external capital from the sale of its (or the New Company's) securities for its planned operations through the first one hundred and eighty days. To the extent that the proceeds from this offering and cash flow from operations are insufficient to fund the Company's activities, the Company will be required to raise additional funds through equity or debt financing. No assurance can be given that such financing will be available on terms acceptable to the Company, if at all and, if available, such financing may result in further dilution to the Company's membership interest holders and in higher interest expense. Insufficient funds may require the Company to scale back its growth plans or eliminate some or all of its plans for growth in secondary markets. (See "Financial Plan.")

LIMITED EVALUATION OF THE NEW COMPANY. While the Company believes that the Reorganization with the New Company will assist the Company in achieving its objectives, the Company has undertaken only a limited due diligence investigation into the affairs of the New Company. In the event that the Company later discovers that the New Company has committed any violations of state or federal securities laws or has otherwise incurred any contingent or accrued liabilities to one or more third parties, the holders of the Company's Common stock would likely incur substantial losses.

MATTER OF INSURANCE COVERAGE. The Company has not carried, on a continuous basis, workers' compensation insurance and general liability insurance. In the event that any one or more employees of the Company were to incur injuries while employed by the Company or if a customer, vendor, or other person were to incur injuries on the Company's facilities, the Company would be exposed to substantial costs and expenses that likely would result in immense losses to the Company.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation of the Company authorizes the issuance of a maximum of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock of the Company may result in substantial dilution in the percentage of the Company's common stock held by the Company's then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

POTENTIAL ADVERSE EFFECTS OF AUTHORIZATION OF PREFERRED STOCK. The Company may, without further action or vote by shareholders of the Company, designate and issue additional shares of preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make the possible takeover of the Company or the removal of management of the Company more difficult and discourage hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

LIMITED TRADING MARKET FOR THE COMPANY'S SECURITIES. There is currently a limited public trading market for the securities of the Company. No assurance can be given that an active trading market in the Company's securities will develop or, if developed, that it will be sustained. The Company has applied for admission to quotation of its securities on the NASD OTC Bulletin Board and, it intends to apply for admission to quotation on the NASDAQ SmallCap Market. There can be no assurance that a regular trading market for the common stock will develop or that, if developed, it will be sustained. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities. The market price for the securities of public companies often experience wide fluctuations which are not necessarily related to the operating performance of such public companies such as high interest rates or impact of overseas markets.

PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Pursuant to the Agreement, the director and officer of the Registrant resigned and the officers and directors of Internet International Communications Ltd., inc. were designated to serve in their same capacities for the Registrant until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

It is impracticable to provide the required financial statements for the acquired business referred to in Item 2 above. The registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such acquisition.

(b) Pro forma Financial Information.

It is not practicable to provide the pro forma financial information required to be filed as a result of the transactions referred to in Item 2 above. The registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such transactions.


(c) Exhibits.

There is attached hereto the following exhibits:

Exhibit
  No.   Description
-----   ----------------------------------------------------------------------
  2.1 Agreement and Plan of Reorganization among INTERLOCK SERVICES INC., INTERNET INTERNATIONAL COMMUNICATIONS, LTD, and all of the shareholders

 99.1 Press Release issued by INTERLOCK SERVICES INC. on January 25, 2000, Globalock Corporation - dba American Inflatables crosses into the new Millennium.

 99.2 Press Release issued by INTERLOCK SERVICES INC on January 25, 2000, Interlock Services, Inc. Announces Merger with Internet International Communications, Ltd. (dba 2dobiz.com) an Emerging Business to Business Commerce Solution


                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    2DOBIX.COM, INC.


                                    By /s/ Dr. David Roth
                                           President, Chief Executive Officer


Date: January 31, 2000



                                 EXHIBIT INDEX